SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                    FORM 8-K/A



                             AMENDED CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): April 4, 2000



                             iSHOPPER.COM, INC.
          (Exact name of registrant as specified in this Charter)



           Nevada                  033-03275-D                87-0431533
 ---------------------------   -----------------------   ------------------
 State or other jurisdiction   (Commission File Number)  (IRS Employer
      of incorporation)                                  Identification No.)



           8722 South 300 West, Suite 106
                    Sandy, Utah                               84070
        --------------------------------------              ---------
       (Address of principal executive offices)             (Zip Code)



      Registrant's Telephone Number, Including Area Code:  (801) 984-9300

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

On April 4, 2000, iShopper.com, Inc. acquired Uniq Studios, Inc.
Following are the financial statements with this acquisition. Financial statements of Uniq are filed herewith as Exhibit 99.1.

         (a)     Financial Statements.
                  See Exhibit Index, Exhibit 99.1

         (b)    Pro forma financial information
                 See Exhibit Index, Exhibit 99.1

         (c)    Exhibits.  The following exhibits are
                  incorporated herein by this reference:

          Exhibit No.               Description of Exhibit
          -----------    ------------------------------------------
              10*        Stock Exchange Agreement dated as of
                         April 4, 2000 among the Registrant and
                         Uniq Studios, Inc., Clayton F. Kearl,
                         Troy Kearl, Devin O. Kearl and Dustin Kearl

            99.1**       Financial statements.
   ____________________________
* Incorporated by reference to the same numbered Exhibits to the Report on Form 8-K, as filed on May 10, 2000
**  Filed herewith

                                SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   iSHOPPER.COM, INC.

Date: June 23, 2000                By:   /S/ Douglas S. Hackett
                                   ----------------------------
                                   Douglas S. Hackett, President
                                   Chief Executive Officer and Director

                            EXHIBIT INDEX

          Exhibit No.                          Description of Exhibit
          -----------              -------------------------------------------


              10*                  Stock Exchange Agreement dated as
                                   of April 4, 2000 among the Registrant
                                   and Uniq Studios, Inc., Clayton F. Kearl,
                                   Troy Kearl, Devin O. Kearl and Dustin Kearl

              99.1**               Financial statements, Index

   ____________________________
           * Incorporated by reference to the same numbered Exhibits to the Report on Form 8-K, as filed on May 5, 2000
          **  Filed herewith
                          iSHOPPER.COM, INC.

                     INDEX TO FINANCIAL STATEMENTS

                                                                     Page

Unaudited Pro Forma Condensed Consolidated Financial Statements       F-2

     Unaudited Pro Forma Condensed  Consolidated Balance Sheet -
      March 31, 2000 . . . . . . . . . . . . . . . . . . . . . .      F-3

     Unaudited Pro Forma Condensed Consolidated Statements
      of Operations for the Three Months Ended March 31, 2000
      and for the Year Ended December 31, 1999 . . . . . . . . .      F-4

     Notes to Unaudited Pro Forma Condensed Consolidated
      Financial Statements . . . . . . . . . . . . . . . . . . .      F-6

Uniq Studios, Inc. Financial Statements

     Report of Independent Certified Public Accountants. . . . .      F-7

     Balance Sheets - March 31, 2000 (Unaudited) and
      December 31, 1999. . . . . . . . . . . . . . . . . . . . .      F-8

     Statements of Operations for the Three Months Ended
      March 31, 2000 and 1999 (Unaudited) and for the Years
      Ended December 31, 1999 and 1998 . . . . . . . . . . . . .      F-9

     Statements of Stockholders' Deficit for the Years Ended
      December 31, 1998 and 1999 and for the Three Months
      Ended March 31, 2000 (Unaudited) . . . . . . . . . . . . .      F-10

     Statements of Cash Flows for the Three Months Ended
      March 31, 2000 and 1999 (Unaudited) and for the Years
      Ended December 31, 1999 and 1998 . . . . . . . . . . . . .      F-11

     Notes to Financial Statements . . . . . . . . . . . . . . .      F-12
                    iSHOPPER.COM, INC. AND SUBSIDIARIES
       UNAUDITED CONDENSED CONSOLIDATED PRO FORMA FINANCIAL INFORMATION

On April 4, 2000, iShopper.com, Inc. (the Company) completed an agreement (the Agreement) acquiring Uniq Studios, Inc. (Uniq), a Nevada corporation. Uniq is involved in software development. Uniq has developed and has applied for a patent for its isolated browser technology, has developed Internet games and streaming audio and video. Uniq provides services to customers using these technologies and in providing Web page design.

Under the terms of the Agreement, Uniq was acquired by the Company issuing 1,500,000 restricted shares of common stock and options to purchase 500,000 additional restricted common shares at $7.60 per share. Options for 250,000 shares are exercisable upon Uniq earning revenue of $2,500,000 and not incurring a net loss during the year ending March 31, 2001. Options for 250,000 shares are exercisable upon Uniq earning revenue of $7,500,000 and having positive net income during the two-year period ending March 31, 2002.

The acquisition was accounted for by the purchase method of accounting based upon the fair value of the common stock issued. The common stock issued was valued at $6,720,000, or $4.48 per share. The contingently issuable options were not included in the purchase price but will be recorded if and when the contingency is resolved and options are exercisable. The options will be recorded at their fair value on the date they are exercisable as an additional cost of the acquisition and will be increase goodwill. The purchase price was allocated to the net assets of Uniq based upon their fair value with the excess of the purchase price allocated to goodwill. The acquisition resulted in the recognition of $5,244,864 of goodwill at the acquisition date, which will be amortized over a period of five years by the straight-line method. Any additional goodwill recognized upon the options becoming exercisable will be amortized over the remaining estimated life of the goodwill.

The following condensed consolidated pro forma balance sheet has been prepared to present the consolidated financial position of the Company assuming the acquisition of Uniq occurred on March 31, 2000. The following condensed consolidated pro forma statements of operations have been prepared to present the results of operations of the Company assuming the acquisition occurred on January 1, 1999. The amounts presented for the Company have been derived from the Company's historical consolidated financial statements for the three months ended March 31, 2000 and for the year ended December 31, 1999. The amounts presented for Uniq are the historical financial position and results of operations of Uniq and were derived from the financial statements presented herein. The accompanying pro forma statements of operations should be read in conjunction with those historical financial statements.

Had the acquisition occurred on January 1, 1999, actual results of operations would likely have differed from the amounts presented in these pro forma statements. In addition, the pro forma results of operations presented in the accompanying financial statements are not necessarily indicative of the results that may be expected for the remainder of the year ending December 31, 2000.

                  iSHOPPER.COM, INC. AND SUBSIDIARIES
                    UNAUDITED CONDENSED CONSOLIDATED
                        PRO FORMA BALANCE SHEET
                            MARCH 31, 2000

                                                                    Pro
                                                                    Forma           Pro
                                 iShopper         Uniq           Adjustments       Forma
                               -----------   ------------        -----------    -----------
    ASSETS
Current Assets
   Cash                       $   242,883    $      8,404                       $    251,287
   Trade accounts receivable,
     net                           77,953               -                             77,953
   Inventory                            -           2,000                              2,000
   Merchant reserve account       105,607               -                            105,607
                              -----------    ------------                       ------------
        Total Current Assets      426,443          10,404                            436,847

Property and Equipment, Net       138,518          13,684    A   $    (3,034)        149,168

Deposit On Purchase of
 Business                          33,650               -                             33,650

Software to be Sold or
 Marketed                               -           1,625    A     3,000,000       3,001,625

Goodwill, Net                      62,900               -    A     5,244,864       5,307,764
                              -----------    ------------        -----------    ------------

Total Assets                  $   661,511    $     25,713        $ 8,241,830    $  8,929,054
                              ===========    ============        ===========    ============

     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Accounts payable              $   476,528    $     10,562                       $    487,090
Accrued liabilities               184,132       1,320,612                          1,504,744
Unearned revenue                        -          37,000                             37,000
Notes payable                     337,558               -                            337,558
Notes payable to related
  parties                          31,000         179,369                            210,369
                              -----------    ------------                       ------------
     Total Current
       Liabilities              1,029,218       1,547,543                          2,576,761
                              -----------    ------------                       ------------

Stockholders' Equity (Deficit)
Common stock                        9,035           1,500                  -           10,535
Additional paid-in capital      3,366,486               -    A   $ 8,233,298
                                                             B    (1,514,798)       10,084,986
Discount on common stock                -          (8,532)   A         8,532                 -
Receivable from shareholders   (1,783,000)              -                           (1,783,000)
Accumulated deficit            (1,960,228)     (1,514,798)   B     1,514,798        (1,960,228)
                              -----------    ------------        -----------    --------------
     Total Stockholders'
      Equity (Deficit)           (367,707)      (1,521,830)         8,241,830         6,352,293
Total Liabilities and
  Stockholders' Equity
  (Deficit)                   $   661,511    $     25,713        $ 8,241,830    $    8,929,054

See the accompanying notes to unaudited condensed consolidated pro forma financial statements.

               iSHOPPER.COM, INC. AND SUBSIDIARIES
            UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                   STATEMENTS OF OPERATIONS

             FOR THE THREE MONTHS ENDED MARCH 31, 2000


                                                                    Pro
                                                                    Forma           Pro
                                 iShopper         Uniq           Adjustments       Forma
                               -----------   ------------        -----------    -----------

Revenues                      $ 1,125,204    $    108,500                       $ 1,233,704
Cost of Sales                     365,472               -                           365,472
                              -----------    ------------                       -----------

Gross Profit                      759,732         108,500                           868,232

Operating Expenses
   General and administrative   1,241,609          113,789                        1,355,398
   Bad debt                       149,097                -                          149,097
   Depreciation and
     amortization                  14,250                -   C   $   262,243
                                                             D        16,667        293,160
                              -----------    -------------       -----------    -----------

Total Operating Expenses        1,404,956          113,789           278,910      1,797,655
                              -----------    -------------       -----------    -----------

Loss from Operations             (654,224)          (5,289)         (278,910)      (929,423)

Interest income                    12,546                -                           12,546
Interest expense                  (16,376)          (9,532)                         (25,908)
                              -----------    -------------       -----------    -----------
Loss Before Income Taxes         (649,054)         (14,821)         (278,910)      (942,785)

Income tax expense               (236,060)               -                 -       (236,060)
                              -----------    -------------       -----------    -----------

Net Loss                      $  (885,114)   $     (14,821)      $  (278,910)   $(1,178,845)
                              ===========    =============       ===========    ===========

Basic and diluted loss per
 common share                 $     (0.11)                                      $     (0.12)
                              ===========                                       ===========

Weighted average number
 of common shares used
 in per share calculation       8,285,861                                         9,785,861
                              ===========                                       ===========


See the accompanying notes to unaudited condensed consolidated pro forma financial statements.

                   iSHOPPER.COM, INC. AND SUBSIDIARIES
               UNAUDITED CONDENSED CONSOLIDATED PRO FORMA
                       STATEMENTS OF OPERATIONS

                   FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                    Pro
                                                                    Forma           Pro
                                 iShopper         Uniq           Adjustments       Forma
                               -----------   ------------        -----------    -----------

Revenues                      $  3,924,869   $    295,974                       $ 4,220,843
Cost of Sales                      276,600         23,385                           299,985
                              ------------   ------------                       -----------

Gross Profit                     3,648,269        272,589                         3,920,858

Operating Expenses
  General and administrative     3,912,542        513,410                         4,425,952
  Bad debt                         653,702              -                           653,702
  Loss from write off of
   goodwill                        229,713              -                           229,713
  Depreciation and
   amortization                     23,543              -    C   $  1,048,973
                                                             D        600,000     1,672,516
                              ------------   ------------        ------------   -----------

Total Operating Expenses         4,819,500        513,410           1,648,973     6,981,883
                              ------------   ------------        ------------   -----------

Loss from Operations            (1,171,231)      (240,821)         (1,648,973)   (3,061,025)

Interest income                     28,567              -                            28,567
Interest expense                    (5,197)       (38,744)                          (43,941)
                              ------------   ------------        -------------  -----------

Loss Before Income Taxes        (1,147,861)      (279,565)          (1,648,973)  (3,076,399)

Income tax benefit                 233,810              -                    -      233,810
                              ------------   ------------        -------------  -----------

Loss Before Extraordinary
  Item                        $   (914,051)  $   (279,565)       $  (1,648,973) $(2,842,589)
                              ============   ============        =============  ===========

Basic and diluted loss before
 extraordinary item per common
 share                        $      (0.68)                                     $     (1.00)
                              ============                                      ===========

Weighted average number
 of common shares used in
 per share calculation           1,349,234                                        2,849,234
                              ============                                      ===========

See the accompanying notes to unaudited condensed consolidated pro forma financial statements.


               iSHOPPER.COM, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED CONDENSED CONSOLIDATED
               PRO FORMA FINANCIAL STATEMENTS


     A -           To record the issuance of 1,500,000 shares
     of common stock to acquire Uniq Studios, Inc. and to allocate the purchase price to the net assets acquired. The shares issued were recorded at $4.48 per share which is the fair value of restricted shares being issued in a private stock offering occurring at the same time, net of offering costs. The net assets acquired were recorded at their fair value and resulted in the recognition of $5,237,364 of goodwill. Goodwill will be amortized over a period of five years by the straight-line method.

     B -          To eliminate the accumulated deficit of Uniq
     Enterprises, Inc.

     C -          To record amortization of goodwill on a
     straight-line basis over a period of five years.

     D -          To record amortization of capitalization
     software costs to be sold or marketed on a straight-line method over a period of five years.

        HANSEN, BARNETT & MAXWELL
       A Professional Corporation
       CERTIFIED PUBLIC ACCOUNTANTS


     Member of AICPA Division of Firms                 (801) 532-2200
           Member of SECPS                           Fax (801) 532-7944
 Member of Summit International Associates      345 East 300 South, Suite 200
                                               Salt Lake City, Utah 84111-2693



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     To the Board of Directors and the Stockholders of iShopper.com, Inc.

     We have audited the accompanying balance sheet of Uniq Studios, Inc. (the Company) as of December 31, 1999 and the related statements of operations, stockholders' deficit, and cash flows for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Uniq Studios, Inc. as of December 31, 1999 and the results of its operations and its cash flows for the years ended December 31, 1999 and 1998 in conformity with accounting principles generally accepted in the United States.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and as of December 31, 1999 had a working capital deficit of $1,718,894 and a stockholders' deficit of $1,705,950. These matters raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.


                                    HANSEN, BARNETT & MAXWELL

     Salt Lake City, Utah
     June 6, 2000

                     UNIQ STUDIOS, INC.
                       BALANCE SHEETS


                                                      March 31,   December 31,
                                                         2000         1999
                                                      ----------   ----------
                                                     (Unaudited)
                                ASSETS
     Current Assets
        Cash                                          $    8,404   $   30,847
        Inventory                                          2,000        2,000
                                                      ----------   ----------
           Total Current Assets                           10,404       32,847
                                                      ----------   ----------
     Property and Equipment                               73,296       69,514
        Less: accumulated depreciation                    59,612       58,195
                                                      ----------   ----------
           Net Property and Equipment                     13,684       11,319
                                                      ----------   ----------
     Other Assets                                          1,625        1,625
                                                      ----------   ----------
     Total Assets                                     $   25,713   $   45,791
                                                      ==========   ==========

               LIABILITIES AND STOCKHOLDERS' DEFICIT

     Current Liabilities
        Accounts payable                              $   10,562   $   15,411
        Accrued liabilities payable to shareholders    1,320,612    1,519,961
         Unearned revenue                                 37,000       37,000
         Related party notes payable                     179,369      179,369
                                                      ----------   ----------
           Total Current Liabilities                   1,547,543    1,751,741
                                                      ----------   ----------
     Stockholders' Deficit
        Preferred stock - $0.001 par value;
         2,000,000 shares authorized; no shares
         issued or outstanding                                --           --
        Common stock - $0.001 par value; 50,000,000
         shares authorized; 1,500,000 shares issued
         and outstanding                                   1,500        1,500
        Discount on common stock                          (8,532)     (71,170)
        Notes receivable from shareholders                    --     (136,303)
        Accumulated deficit                           (1,514,798)  (1,499,977)
                                                      ----------   ----------
           Total Stockholders' Deficit                (1,521,830)  (1,705,950)
                                                      ----------   ----------
     Total Liabilities and Stockholders' Deficit      $   25,713   $   45,791
                                                      ==========   ==========

The accompanying notes are an integral part of these financial statements.

               UNIQ STUDIOS, INC.
               STATEMENTS OF OPERATIONS

                                             For the Three Months      For the Years Ended
                                               Ended March 31,             December 31,
                                            -----------------------   -----------------------
                                               2000         1999         1999         1998
                                            ----------   ----------   ----------   ----------
                                                  (Unaudited)
     Revenue                                $  108,500   $   73,994   $  295,974   $  189,453
     Cost of goods sold                             --        6,574       23,385       54,584
                                            ----------   ----------   ----------   ----------
     Gross Profit                              108,500       67,420      272,589      134,869
     General and administrative expense        113,789      128,741      513,410      460,804
                                            ----------   ----------   ----------   ----------
     Loss From Operations                       (5,289)     (61,321)    (240,821)    (325,935)
     Interest expense                           (9,532)      (9,686)     (38,744)     (47,871)
                                            ----------   ----------   ----------   ----------
     Net Loss                               $  (14,821)  $  (71,007)  $ (279,565)  $ (373,806)
                                            ==========   ==========   ==========   ==========
     Basic and Diluted Loss Per
      Common Share                          $    (0.01)  $    (0.05)  $    (0.19)  $    (0.24)
                                            ==========   ==========   ==========   ==========
     Weighted Average Shares Used in
       Per Share Calculation                 1,500,000    1,500,000    1,500,000    1,500,000
                                            ==========   ==========   ==========   ==========

The accompanying notes are an integral part of these financial statements.

                               UNIQ STUDIOS, INC.
                    STATEMENTS OF STOCKHOLDERS' DEFICIT



                                                                                  Notes
                                              Common Stock           Discount   Receivable                      Total
                                       -------------------------    on Common      From        Accumulated  Stockholders'
                                         Shares        Amount         Stock     Stockholders     Deficit       Deficit
                                       -----------   -----------   -----------   -----------   -----------   -----------


Balance - December 31, 1997              1,402,262   $     1,402   $    (1,202)  $  (102,466)  $  (846,606)  $  (948,872)

Issued for cash, $0.00 per share            97,738            98           (84)           --            --            14

Distributions to shareholders                   --            --        (1,650)           --            --        (1,650)

Increase in notes receivable from
   shareholders                                 --            --            --       (32,178)           --       (32,178)

Net loss                                        --            --            --            --      (373,806)     (373,806)
                                       -----------   -----------   -----------   -----------   -----------   -----------
Balance - December 31, 1998              1,500,000         1,500        (2,936)     (134,644)   (1,220,412)   (1,356,492)

Contribution to capital by payment
 of expenses and notes payable to
 shareholders, no additional shares
 issued                                         --            --        64,372            --            --        64,372

Increase in notes receivable from
 shareholders                                   --            --            --        (1,659)           --        (1,659)

Distributions to shareholders                   --            --      (132,606)           --            --      (132,606)

Net loss
                                                --            --            --            --      (279,565)     (279,565)
                                       -----------   -----------   -----------   -----------   -----------   -----------
Balance - December 31, 1999              1,500,000         1,500       (71,170)     (136,303)   (1,499,977)   (1,705,950)

Conversion of accrued liabilities
 to capital, no additional shares
 issued                                         --            --        62,638            --            --        62,638

Offset of notes receivable from
 shareholders against accrued
 liabilities payable to shareholders            --            --            --       136,303            --       136,303

Net loss (unaudited)                            --            --            --            --       (14,821)      (14,821)
                                       -----------   -----------   -----------   -----------   -----------   -----------
Balance   March 31, 2000
 (Unaudited)                             1,500,000   $     1,500   $    (8,532)  $        --   $(1,514,798)  $(1,521,830)
                                       ===========   ===========   ===========   ===========   ===========   ===========

 The accompanying notes are an integral part of these financial statements.

                 UNIQ STUDIOS, INC.
                 STATEMENTS OF CASH FLOWS

                                             For the Three Months      For the Years Ended
                                               Ended March 31,             December 31,
                                            -----------------------   -----------------------
                                               2000         1999         1999         1998
                                            ----------   ----------   ----------   ----------
                                                  (Unaudited)

  Cash Flows From Operating Activities
    Net loss                                $  (14,821)  $  (71,007)  $ (279,565)  $ (373,806)
    Depreciation                                 1,417        1,659        6,635        9,189
    Expenses paid by capital contributions          --       14,689       35,419           --
    Changes in current assets and liabilities:
       Inventories                                  --           --           --       39,000
       Accounts payable                         (4,849)          --      (10,241)      16,310
       Accrued liabilities                        (408)      54,627      359,250      362,704
       Unearned revenue                             --           --       37,000           --
                                            ----------   ----------   ----------   ----------
    Net Cash Provided (Used) In
     Operating Activities                      (18,661)         (32)     148,498       53,397
                                            ----------   ----------   ----------   ----------
  Cash Flows From Investing Activities
    Cash paid for property and equipment        (3,782)          --       (7,319)     (12,392)
    Increase in other assets                        --           --       (1,625)          --
                                            ----------   ----------   ----------   ----------
    Net Cash Used In Investing Activities       (3,782)          --       (8,944)     (12,392)
                                            ----------   ----------   ----------   ----------
  Cash Flows From Financing Activities
    Capital contributions                           --           --           --           14
    Increase in notes receivable from
     shareholders                                   --           --       (1,659)     (32,178)
    Proceeds from borrowings from
     shareholders                                   --           --       25,526           --
    Payments on notes payable to members            --           --           --       (7,159)
    Distributions to members                        --           --     (132,606)      (1,650)
                                            ----------   ----------   ----------   ----------
    Net Cash Used In Financing Activities           --       28,274     (108,739)     (40,973)
                                            ----------   ----------   ----------   ----------
  Net Increase (Decrease) In Cash              (22,443)         (32)      30,815           32

  Cash - Beginning of Period                    20,847           32           32           --
                                            ----------   ----------   ----------   ----------
  Cash - End of the Period                  $    8,404   $       --   $   30,847   $       32
                                            ==========   ==========   ==========   ==========
  Supplemental Cash Flow Information
    Cash Paid for Interest                  $       --   $       --   $       --   $       --
                                            ==========   ==========   ==========   ==========
  Noncash Investing and Financing
   Activities
    Accrued liabilities offset against
     notes receivable from shareholders
     and converted into contributed
     capital                                $  198,941   $       --   $       --   $       --

    Reduction in notes payable to
     shareholders from contributed capital          --       13,585       28,953           --

 The accompanying notes are an integral part of these financial statements.

                      UNIQ STUDIOS, INC.
                 NOTES TO FINANCIAL STATEMENTS
    (Information with Respect to March 31, 2000 and for the Three
         Months Ended March 31, 2000 and 1999 is Unaudited)

      NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

       On March 8, 1993 Uniq Enterprises LLC (Enterprises) was formed as a Utah limited liability company under the laws of the State of Utah. The Company was formed for the purpose of software development. The Company has developed and has applied for a patent for its isolated browser technology. The Company has also developed Internet games and streaming audio and video. The Company provides services to customers using these technologies and in providing Web page design.

       On August 5, 1998, Uniq Studios LLC (Studios) was formed under the laws of the State of Utah by the owners of Enterprises to provide similar Internet services. On March 31, 2000, Uniq Studios, Inc. (the Corporation) was incorporated under the laws of the State of Nevada and the assets, liabilities and operations of Enterprises and Studios were transferred to the Corporation in exchange for the issuance of 1,500,000 shares of its common stock. The reorganization of Enterprises and Studios into the Corporation has been accounted for as a recapitalization at historical cost in a manner similar to a pooling of interests. The accompanying financial statements include the combined historical operations of Enterprises and Studios and have been restated for all periods presented for the effects of the shares of common stock of the Corporation issued in the recapitalization. The combined entity is referred to herein as the Company.

       NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
       Actual results could differ from these estimates.

       Financial Instruments - The carrying amount reported in the accompanying consolidated financial statements for cash, accounts payable, accrued liabilities payable to shareholders, unearned revenue and related party notes payable approximate fair values because of the immediate or short-term maturities of these financial instruments.

       Inventory - Inventory is stated at the lower of cost
       (using the first-in, first-out method) or market value. Inventory consists of produced software products available for sale.

       Property & Equipment - Property and equipment are stated at cost and consist of furniture and fixtures, computer software and office equipment. Maintenance and repairs are charged to operations while major improvements are capitalized. Upon retirement, sale, or other disposition, the cost and accumulated depreciation are eliminated from the accounts and gain or loss is included in operations. Depreciation is computed using the straight-line method over the estimated useful lives of the property and equipment, which are three to seven years.

       Revenue Recognition - Revenue is recognized upon completion of services and acceptance by the customer.
        Revenue from sale of software is recognized upon delivery and acceptance by the customer.

       Business Condition - The Company has incurred net losses from operations for the years ended December 31, 1999 and 1998 of $279,565 and $373,806, respectively, and has incurred a loss from operations for the three months ended March 31, 2000 of $14,821. As of December 31, 1999, the Company had a working capital deficit of $1,718,894 and a stockholders' deficit of $1,705,950. As of March 31, 2000, the Company had a working capital deficit of $1,537,139 and a stockholders' deficit of $1,521,830. These matters raise substantial doubt about the Company's ability to continue as a going concern. The Company needs to obtain additional financing to fund payment of debt obligations and to provide working capital for operations. Management is attempting to obtain additional debt or equity capital through the acquisition by iShopper.com, Inc. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern. On April 4, 2000 the Company entered into an agreement providing for its acquisition by iShopper.com, Inc., a Nevada corporation. There is no assurance the change of ownership will provide additional financing for the Company.

       Net Loss per Common Share - The Company computes basic and diluted loss per common share by dividing net loss by the weighted average number of common shares outstanding.

       NOTE 3 - RELATED PARTY TRANSACTIONS

       Notes Receivable from Shareholders - The Company has paid expenses on behalf of shareholders from its inception in exchange for notes receivable. No interest accrues on the notes and the notes are due upon demand.

       Notes Payable to Related Parties - Since inception, the Company has partially relied on funds advanced by members to meet its obligations and to fund its operations. These advances have been classified as related party notes payable. The notes payable accrue interest at the rate of 12% per annum and are due on demand.

       NOTE 4 - LEASE OBLIGATIONS

       Operating Lease - On December 31, 1999, the Company entered into a three-year lease agreement to rent office space. The lease provides for monthly lease payments of $2,569 per month for the first year after which the monthly lease payment is subject to a 2% yearly escalation. At the end of the lease period the Company has one option to renew the lease for an additional three years. Future minimum lease payments are $30,828, $31,440 and $32,076 for the years ending December 31, 2000, 2001 and 2002, respectively. Lease expense during the three months ended March 31, 2000 was $7,707.

       NOTE 5 - INCOME TAXES

       Until March 31, 2000, Enterprises and Studios were taxed as partnerships. As such, they were nontaxable entities and elements of income and expense were recognized by the members. Upon recapitalization into the Corporation, the Company's tax status changed to a taxable entity.

       The Company recognizes an asset or liability for the deferred tax consequences of all temporary differences between the tax bases of assets or liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the assets or liabilities are recovered or settled. These deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse. Deferred tax assets are reviewed periodically for recoverability and valuation allowances are provided, as necessary. The components of the deferred tax asset as of March 31, 2000 are as follows:


            Accrued expenses not yet deducted          $  492,588
            Unearned revenue not yet deducted              13,801
                                                       ----------
            Deferred Tax Assets                           506,389
            Valuation allowance                          (506,389)
                                                       ----------
            Net Deferred Tax Assets                      $      -
                                                       ==========